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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 14, 2005
                           ---------------------------

                                 Citigroup Inc.
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             (Exact name of registrant as specified in its charter)

   Delaware                          1-9924                      52-1568099
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(State or other                    (Commission                  (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)

                    399 Park Avenue, New York, New York 10043
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               (Address of principal executive offices) (Zip Code)

                                 (212) 559-1000
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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                                 Citigroup Inc.
                           Current Report on Form 8-K

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Attached hereto as Exhibit 10.1 is a Letter Agreement, dated June 14, 2005, between Citigroup Inc. and Lewis B. Kaden. Under the terms of the Letter Agreement, Mr. Kaden will join Citigroup as Vice Chairman and Chief Administrative Officer no later than September 6, 2005 and will become a member of the Business Heads Committee, the Citigroup Management Committee and the Citigroup Business Practices Committee.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number
      --------------

          10.1 Letter Agreement, dated June 14, 2005, between Citigroup Inc. and Lewis B. Kaden.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 16, 2005             CITIGROUP INC.


                                  By:    /s/ Michael S. Helfer
                                     ---------------------------------------
                                  Name:  Michael S. Helfer

                                  Title: General Counsel and Corporate Secretary
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                                  EXHIBIT INDEX


Exhibit Number
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     10.1         Letter Agreement, dated June 14, 2005, between Citigroup Inc.
                  and Lewis B. Kaden.